--------------------------------------------------------------------------------
                             PMA Capital Corporation
                             Statistical Supplement
                              Third Quarter - 2003
--------------------------------------------------------------------------------

                                Table of Contents
                                -----------------
                                                                            Page
Consolidated Highlights:
Selected Financial Data                                                       1
Selected Financial Data - YTD                                                 2
Consolidated Statements of Operations - Per Share Data                        3
Consolidated Statements of Operations                                         4
Consolidated Statements of Operations - YTD                                   5
Consolidated Balance Sheets                                                   6
Invested Assets & Net Investment Income                                       7
Debt                                                                          7

Segment Information:
Statements of Operations - Consolidating - YTD                            8 - 9
Insurance Ratios - Consolidating - YTD                                  10 - 11
Statements of Operations - Consolidating - Third Quarter                12 - 13
Insurance Ratios - Consolidating - Third Quarter                        14 - 15
Statements of Operations - PMA Re                                            16
Insurance Ratios - PMA Re                                                    17
Statements of Operations - PMA Insurance Group                               18
Insurance Ratios - PMA Insurance Group                                       19
Statements of Operations - Run-off Operations                                20
Statements of Operations - Corporate & Other                                 21

Operating Cash Flow Information:
Operating Cash Flows - Consolidated                                          22
Operating Cash Flows - PMA Re                                                23
Operating Cash Flows - PMA Insurance Group                                   24
Operating Cash Flows - Run-off Operations                                    25

Statutory Financial Information:
Statutory Financial Information                                              27
Statutory Net Premiums Written by Product                                    28
Statutory Surplus                                                            29

Other Information:
Industry Ratings and Market Information                                      30

Legend:
NM - Not Meaningful
NA - Not Applicable


     Note: Operating income (loss), which we define as net income (loss) under GAAP excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our insurance businesses. Accordingly, we report operating income by segment in the disclosures required under SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." Our management and Board of Directors use operating income
     (loss) as the measure of financial performance for our insurance operations because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss) does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See page 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

                                                       PMA Capital Corporation
                                                       Selected Financial Data
                                        (Dollar Amounts in Thousands, Except Per Share Data)


                                                              3rd         4th          1st          2nd           3rd       % Change
                                                            Quarter     Quarter      Quarter      Quarter       Quarter        3rd
                                                              2002        2002         2003         2003          2003       Quarter
                                                           -------------------------------------------------------------------------
Net Premiums Written by Segment:
     PMA Re                                                $ 153,862    $ 185,870    $ 158,579    $ 172,464    $ 139,770      -9.2%
     PMA Insurance Group                                     118,627       73,549      194,239      119,440      149,130      25.7%
     Run-off Operations 1                                     (3,418)     (14,189)      (1,704)      (1,124)      (3,389)      0.8%
     Corporate & Other                                          (220)        (228)        (256)        (124)        (228)     -3.6%
                                                           ---------    ---------    ---------    ---------    ---------    ------
   Net premiums written                                    $ 268,851    $ 245,002    $ 350,858    $ 290,656    $ 285,283       6.1%
                                                           =========    =========    =========    =========    =========    ======

Major Components of Net Income (Loss):
   Pre-tax operating income (loss) by segment:
     PMA Re                                                $  15,196    $ (28,480)   $   8,577    $  13,107    $(113,673)       NM
     PMA Insurance Group                                       6,714        5,838        8,340        6,838        7,345       9.4%
     Run-off Operations 1                                         (2)          (4)           1           (3)           3        NM
     Corporate & Other                                        (3,211)      (3,148)      (4,674)      (5,564)      (6,259)    -94.9%
                                                           ---------    ---------    ---------    ---------    ---------    ------
   Pre-tax operating income (loss)                            18,697      (25,794)      12,244       14,378     (112,584)       NM
   Net realized investment gains (losses)                     (3,868)       3,943        4,355        4,451        1,392        NM
                                                           ---------    ---------    ---------    ---------    ---------    ------
   Pre-tax income (loss)                                      14,829      (21,851)      16,599       18,829     (111,192)       NM
   Income tax expense (benefit)                                5,454      (11,448)       5,897        6,662      (14,786)       NM
                                                           ---------    ---------    ---------    ---------    ---------    ------
   Net income (loss)                                       $   9,375    $ (10,403)   $  10,702    $  12,167    $ (96,406)       NM
                                                           =========    =========    =========    =========    =========    ------
   After-tax operating income (loss)                       $  11,889    $ (12,966)   $   7,871    $   9,274    $ (97,311)       NM
                                                           =========    =========    =========    =========    =========    ======

Diluted Earnings (Loss) Per Share:
   Net income (loss)                                       $    0.30    $   (0.33)   $    0.34    $    0.39    $   (3.08)       NM
   Less the impact of:
     Realized gains (losses) after tax                         (0.08)        0.08         0.09         0.09         0.03        NM
                                                           ---------    ---------    ---------    ---------    ---------    ------
   After-tax operating income (loss)                       $    0.38    $   (0.41)   $    0.25    $    0.30    $   (3.11)       NM
                                                           =========    =========    =========    =========    =========    ======

Capitalization:
   Debt                                                    $  55,000    $ 151,250    $ 131,250    $ 176,250    $ 186,250     238.6%
   Shareholders' equity excluding FAS 115 unrealized gain    561,089      548,128      555,198      565,081      465,943     -17.0%
                                                           ---------    ---------    ---------    ---------    ---------    ------
   Total capitalization excluding FAS 115 unrealized gain    616,089      699,378      686,448      741,331      652,193       5.9%
   FAS 115 unrealized gain                                    32,784       33,262       33,170       52,666       37,830      15.4%
                                                           ---------    ---------    ---------    ---------    ---------    ------
   Total capitalization including FAS 115 unrealized gain  $ 648,873    $ 732,640    $ 719,618    $ 793,997    $ 690,023       6.3%
                                                           =========    =========    =========    =========    =========    ======

Book Value Per Share:
   Excluding FAS 115 unrealized gain                       $   17.91    $   17.50    $   17.72    $   18.04    $   14.87     -17.0%
   Including FAS 115 unrealized gain                       $   18.96    $   18.56    $   18.78    $   19.72    $   16.08     -15.2%

Debt to Total Capital:
   Excluding FAS 115 unrealized gain                             8.9%        21.6%        19.1%        23.8%        28.6%    221.3%
   Including FAS 115 unrealized gain                             8.5%        20.6%        18.2%        22.2%        27.0%    217.6%

Interest Coverage:
   Income before interest and income taxes
       to interest expense                                     29.57           NM        10.44         9.46           NM        NM

   Operating income before interest and income taxes
       to interest expense                                     37.03           NM         7.96         7.46           NM        NM


1  Formerly known as Caliber One.
                                                                 1

                                 PMA Capital Corporation
                                 Selected Financial Data
                  (Dollar Amounts in Thousands, Except Per Share Data)

                                                      Nine          Nine      % Change
                                                     Months        Months        Nine
                                                      2003          2002        Months
                                                   -----------------------------------
Net Premiums Written by Segment:
      PMA Re                                       $ 470,813     $ 453,169        3.9%
      PMA Insurance Group                            462,809       378,727       22.2%
      Run-off Operations 1                            (6,217)       28,752         NM
      Corporate & Other                                 (608)         (653)       6.9%
                                                   ---------     ---------     ------
    Net premiums written                           $ 926,797     $ 859,995        7.8%
                                                   =========     =========     ======

Major Components of Net Income (Loss):
    Pre-tax operating income (loss) by segment:
      PMA Re                                       $ (91,989)    $  41,902         NM
      PMA Insurance Group                             22,523        19,508       15.5%
      Run-off Operations 1                                 1       (87,497)        NM
      Corporate & Other                              (16,497)      (11,191)     -47.4%
                                                   ---------     ---------     ------
    Pre-tax operating loss                           (85,962)      (37,278)        NM
    Net realized investment gains (losses)            10,198       (20,028)        NM
                                                   ---------     ---------     ------
    Pre-tax loss                                     (75,764)      (57,306)     -32.2%
    Income tax benefit                                (2,227)      (19,685)      88.7%
                                                   ---------     ---------     ------
    Net loss                                       $ (73,537)    $ (37,621)     -95.5%
                                                   =========     =========     ======
    After-tax operating loss                       $ (80,166)    $ (24,603)        NM
                                                   =========     =========     ======

Diluted Earnings (Loss) Per Share:
    Net loss                                       $   (2.35)    $   (1.20)     -95.8%
    Less the impact of:
       Realized gains (losses) after tax                0.21         (0.41)        NM
                                                   ---------     ---------     ------
    After-tax operating loss                       $   (2.56)    $   (0.79)        NM
                                                   =========     =========     ======


1 Formerly known as Caliber One.

                                           2

                                                       PMA Capital Corporation
                                       Consolidated Statements of Operations - Per Share Data

                                                            3rd                4th                1st                2nd
                                                          Quarter            Quarter            Quarter            Quarter
                                                            2002               2002               2003               2003
                                                      ---------------------------------------------------------------------------
Diluted Earnings (Loss) Per Share:

Net income (loss)                                     $          0.30    $         (0.33)    $          0.34    $          0.39
                                                      ===============    ===============     ===============    ===============

Pre-tax operating income (loss)                       $          0.59    $         (0.82)    $          0.39    $          0.46
                                                      ===============    ===============     ===============    ===============

After-tax operating income (loss)                     $          0.38    $         (0.41)    $          0.25    $          0.30
                                                      ===============    ===============     ===============    ===============

Diluted weighted average common shares outstanding         31,621,993         31,328,922          31,328,922         31,331,197
                                                      ===============    ===============     ===============    ===============

--------------------------------------------------------------------------------------------------------------------------------

Dividends declared:
         Class A Common stock                         $         0.105    $         0.105     $         0.105    $         0.105

Actual common shares issued and outstanding                31,328,922         31,328,922          31,328,922         31,328,922
                                                      ===============    ===============     ===============    ===============

--------------------------------------------------------------------------------------------------------------------------------

Class A Common Stock prices:
         High                                         $         20.50    $         15.30     $         15.00    $         12.30
         Low                                          $         13.05    $         12.37     $          6.67    $          6.44
         Close                                        $         15.00    $         14.33     $          6.77    $         12.12


                                                           3rd                  Nine               Nine
                                                         Quarter               Months             Months
                                                           2003                 2003               2002
                                                     --------------------------------------------------------
Diluted Earnings (Loss) Per Share:

Net income (loss)                                     $         (3.08)    $         (2.35)    $         (1.20)
                                                      ===============     ===============     ===============

Pre-tax operating income (loss)                       $         (3.59)    $         (2.74)    $         (1.19)
                                                      ===============     ===============     ===============

After-tax operating income (loss)                     $         (3.11)    $         (2.56)    $         (0.79)
                                                      ===============     ===============     ===============

Diluted weighted average common shares outstanding         31,328,965          31,328,936          31,269,995
                                                      ===============     ===============     ===============

--------------------------------------------------------------------------------------------------------------

Dividends declared:
         Class A Common stock                         $         0.105     $         0.315     $         0.315

Actual common shares issued and outstanding                31,329,063          31,329,063          31,328,922
                                                      ===============     ===============     ===============
--------------------------------------------------------------------------------------------------------------

Class A Common Stock prices:
         High                                         $         12.85     $         15.00     $         25.99
         Low                                          $         11.71     $          6.44     $         13.05
         Close                                        $         12.53     $         12.53     $         15.00


                                                                 3

                                               PMA Capital Corporation
                                        Consolidated Statements of Operations
                                                    (In Thousands)

                                             3rd           4th           1st          2nd          3rd     % Change
                                           Quarter       Quarter       Quarter      Quarter      Quarter      3rd
                                             2002          2002          2003         2003         2003     Quarter
--------------------------------------------------------------------------------------------------------------------

Gross Premiums Written                    $ 322,306     $ 283,303     $ 419,694    $ 361,899    $ 352,380      9.3%
                                          =========     =========     =========    =========    =========     ====

Net Premiums Written                      $ 268,851     $ 245,002     $ 350,858    $ 290,656    $ 285,283      6.1%
                                          =========     =========     =========    =========    =========     ====

Revenues:
Net premiums earned                       $ 252,731     $ 263,806     $ 274,070    $ 285,622    $ 293,482     16.1%
Net investment income                        18,087        21,008        17,645       17,780       17,167     -5.1%
Net realized investment gains (losses)       (3,868)        3,943         4,355        4,451        1,392       NM
Other revenues                                4,057         3,859         7,000        4,766        4,147      2.2%
                                          ---------     ---------     ---------    ---------    ---------     ----
      Total revenues                        271,007       292,616       303,070      312,619      316,188     16.7%
                                          ---------     ---------     ---------    ---------    ---------     ----

Expenses:
Losses and loss adjustment expenses         180,733       250,698       202,585      193,074      335,789     85.8%
Acquisition expenses                         55,390        55,782        56,220       72,215       63,221     14.1%
Operating expenses                           18,067         6,237        23,872       24,222       23,327     29.1%
Dividends to policyholders                    1,469           111         2,036        2,054        2,090     42.3%
Interest expense                                519         1,639         1,758        2,225        2,953       NM
                                          ---------     ---------     ---------    ---------    ---------     ----
      Total losses and expenses             256,178       314,467       286,471      293,790      427,380     66.8%
                                          ---------     ---------     ---------    ---------    ---------     ----

Pre-tax income (loss)                        14,829       (21,851)       16,599       18,829     (111,192)      NM
                                          ---------     ---------     ---------    ---------    ---------     ----

Income tax expense (benefit):
      Current                                    --        (3,606)           --          221         (221)      NM
      Deferred                                5,454        (7,842)        5,897        6,441      (14,565)      NM
                                          ---------     ---------     ---------    ---------    ---------     ----

Total income tax expense (benefit)            5,454       (11,448)        5,897        6,662      (14,786)      NM
                                          ---------     ---------     ---------    ---------    ---------     ----

Net income (loss)                         $   9,375     $ (10,403)    $  10,702    $  12,167    $ (96,406)      NM
                                          =========     =========     =========    =========    =========     ====

Pre-tax operating income (loss)           $  18,697     $ (25,794)    $  12,244    $  14,378    $(112,584)      NM
                                          =========     =========     =========    =========    =========     ====

After-tax operating income (loss)         $  11,889     $ (12,966)    $   7,871    $   9,274    $ (97,311)      NM
                                          =========     =========     =========    =========    =========     ====


                                                          4

                                PMA Capital Corporation
                         Consolidated Statements of Operations
                                     (In Thousands)

                                                Nine              Nine        % Change
                                               Months            Months         Nine
                                                2003              2002         Months
                                            -----------------------------------------
Gross Premiums Written                      $ 1,133,973       $ 1,103,243        2.8%
                                            ===========       ===========      =====

Net Premiums Written                        $   926,797       $   859,995        7.8%
                                            ===========       ===========      =====

Revenues:
Net premiums earned                         $   853,174       $   727,205       17.3%
Net investment income                            52,592            63,873      -17.7%
Net realized investment gains (losses)           10,198           (20,028)        NM
Other revenues                                   15,913            11,471       38.7%
                                            -----------       -----------      -----
      Total revenues                            931,877           782,521       19.1%
                                            -----------       -----------      -----

Expenses:
Losses and loss adjustment expenses             731,448           572,960       27.7%
Acquisition expenses                            191,656           161,202       18.9%
Operating expenses                               71,421            96,571      -26.0%
Dividends to policyholders                        6,180             7,476      -17.3%
Interest expense                                  6,936             1,618         NM
                                            -----------       -----------      -----
      Total losses and expenses               1,007,641           839,827       20.0%
                                            -----------       -----------      -----

Pre-tax loss                                    (75,764)          (57,306)     -32.2%
                                            -----------       -----------      -----

Income tax benefit:
      Current                                        --                --         NM
      Deferred                                   (2,227)          (19,685)      88.7%
                                            -----------       -----------      -----

Total income tax benefit                         (2,227)          (19,685)      88.7%
                                            -----------       -----------      -----

Net loss                                    $   (73,537)      $   (37,621)     -95.5%
                                            -----------       -----------      -----

Pre-tax operating loss                      $   (85,962)      $   (37,278)        NM
                                            ===========       ===========      =====

After-tax operating loss                    $   (80,166)      $   (24,603)        NM
                                            ===========       ===========      =====


                                           5

                                                  PMA Capital Corporation
                                                Consolidated Balance Sheets
                                                      (In Thousands)

                                                          3rd           4th           1st           2nd           3rd
                                                        Quarter       Quarter       Quarter       Quarter       Quarter
                                                          2002          2002          2003          2003          2003
                                                      -------------------------------------------------------------------
Assets:
Investments in fixed maturities available for sale    $ 1,509,862   $ 1,529,924   $ 1,641,593   $ 1,741,879   $ 1,807,977
Short-term investments                                    200,403       298,686       199,782       282,366       187,320
Short-term investments, loaned securities collateral      214,087            --       108,513       185,566       113,978
Cash                                                       14,404        43,853         4,635        12,556        34,954
                                                      -----------   -----------   -----------   -----------   -----------
      Total investments and cash                        1,938,756     1,872,463     1,954,523     2,222,367     2,144,229

Accrued investment income                                  21,405        18,600        22,426        19,357        23,764
Premiums receivable                                       376,293       363,675       457,528       394,065       379,041
Reinsurance receivables                                 1,260,399     1,295,083     1,314,103     1,307,506     1,252,928
Deferred income taxes                                      86,672        94,074        88,410        70,928        93,181
Deferred acquisition costs                                 87,236        89,222       103,275       108,740       105,089
Funds held by reinsureds                                  159,750       157,479       168,597       165,533       153,263
Other assets                                              185,943       215,198       222,595       249,110       255,292
                                                      -----------   -----------   -----------   -----------   -----------
      Total assets                                    $ 4,116,454   $ 4,105,794   $ 4,331,457   $ 4,537,606   $ 4,406,787
                                                      ===========   ===========   ===========   ===========   ===========

Liabilities:
Unpaid losses and loss adjustment expenses            $ 2,304,309   $ 2,449,890   $ 2,448,147   $ 2,430,276   $ 2,486,776
Unearned premiums                                         442,485       405,379       484,789       499,960       490,461
Debt                                                       55,000       151,250       131,250       176,250       186,250
Accounts payable, accrued expenses
      and other liabilities                               232,688       253,175       281,920       301,049       297,028
Funds held under reinsurance treaties                     255,950       249,670       273,469       311,081       313,688
Dividends to policyholders                                 16,755        14,998        14,981        15,669        14,851
Payable under securities loan agreements                  215,394            42       108,533       185,574       113,960
                                                      -----------   -----------   -----------   -----------   -----------
      Total liabilities                                 3,522,581     3,524,404     3,743,089     3,919,859     3,903,014
                                                      -----------   -----------   -----------   -----------   -----------

Shareholders' Equity:
Class A Common stock                                      171,090       171,090       171,090       171,090       171,090
Additional paid-in capital                                109,331       109,331       109,331       109,331       109,331
Retained earnings                                         332,566       319,014       326,425       335,304       235,607
Accumulated other comprehensive income                     33,483        34,552        34,119        54,621        40,341
Notes receivable from officers                                (62)          (62)          (62)          (64)          (64)
Treasury stock, at cost                                   (52,535)      (52,535)      (52,535)      (52,535)      (52,532)
                                                      -----------   -----------   -----------   -----------   -----------
      Total shareholders' equity                          593,873       581,390       588,368       617,747       503,773
                                                      -----------   -----------   -----------   -----------   -----------
      Total liabilities and shareholders' equity      $ 4,116,454   $ 4,105,794   $ 4,331,457   $ 4,537,606   $ 4,406,787
                                                      ===========   ===========   ===========   ===========   ===========


                                                            6

                                                       PMA Capital Corporation
                                               Invested Assets & Net Investment Income
                                                       (Dollars in Thousands)

                                              3rd              4th             1st              2nd              3rd
                                            Quarter          Quarter         Quarter          Quarter          Quarter
                                              2002             2002            2003             2003             2003
                                          ----------------------------------------------------------------------------------
Total Investments & Cash
As Reported                               $ 1,938,756      $ 1,872,463      $ 1,954,523      $ 2,222,367      $ 2,144,229
Less:
     Securities Lending Activity              215,394               42          108,533          185,574          113,960
     Unrealized Gain                           50,437           51,172           51,031           81,025           58,200
                                          -----------      -----------      -----------      -----------      -----------
     Total Adjusted Investments & Cash    $ 1,672,925      $ 1,821,249      $ 1,794,959      $ 1,955,768      $ 1,972,069
                                          ===========      ===========      ===========      ===========      ===========

Net Investment Income
As Reported                               $    18,087      $    21,008      $    17,645      $    17,780      $    17,167
Funds Held:
      Assumed                                      16            5,997            1,036            1,940            1,316
      Ceded                                    (3,492)          (5,740)          (3,859)          (3,567)          (3,551)
                                          -----------      -----------      -----------      -----------      -----------
Total Funds Held                               (3,476)             257           (2,823)          (1,627)          (2,235)
                                          -----------      -----------      -----------      -----------      -----------

     Total Adjusted Investment Income     $    21,563      $    20,751      $    20,468      $    19,407      $    19,402
                                          ===========      ===========      ===========      ===========      ===========

Yield
As Reported                                      3.75%            4.49%            3.69%            3.41%            3.15%
Investment Portfolio                             5.18%            4.56%            4.53%            4.14%            3.95%

Duration (in years)                               3.8              3.5              3.8              3.8              3.9


                                              Nine            Nine
                                             Months          Months
                                              2003            2002
                                          ----------------------------
Total Investments & Cash
As Reported                               $ 2,144,229      $ 1,938,756
Less:
     Securities Lending Activity              113,960          215,394
     Unrealized Gain                           58,200           50,437
                                          -----------      -----------
     Total Adjusted Investments & Cash    $ 1,972,069      $ 1,672,925
                                          ===========      ===========

Net Investment Income
As Reported                               $    52,592      $    63,873
Funds Held:
      Assumed                                   4,292            8,876
      Ceded                                   (10,977)         (12,022)
                                          -----------      -----------
Total Funds Held                               (6,685)          (3,146)
                                          -----------      -----------

     Total Adjusted Investment Income     $    59,277      $    67,019
                                          ===========      ===========

Yield
As Reported                                      3.42%            4.51%
Investment Portfolio                             4.19%            5.24%

Duration (in years)                               3.9              3.8


--------------------------------------------------------------------------------

                             PMA Capital Corporation
                                      Debt
                             (Dollars in Thousands)


                                        Amount
                                     Outstanding     Maturity
                                      ------------------------
        4.25% convertible debt        $ 86,250        2022 1
        Trust preferred securities      42,500        2033
        8.50% senior notes              57,500        2018
                                      --------
        Total long-term debt          $186,250
                                      ========


     1 Holders of the Convertible Debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2006, 2008, 2010, 2012 and 2017.

                                                PMA Capital Corporation
                                       Statements of Operations - Consolidating
                                         Nine Months Ended September 30, 2003
                                                    (In Thousands)

                                                                 PMA
                                                              Insurance     Corporate       Run-off
                                                 PMA Re         Group       & Other 1     Operations 2   Consolidated
                                              -----------------------------------------------------------------------
Gross Premiums Written                        $   617,090    $   516,947   $      (608)   $       544    $ 1,133,973
                                              ===========    ===========   ===========    ===========    ===========

Net Premiums Written                          $   470,813    $   462,809   $      (608)   $    (6,217)   $   926,797
                                              ===========    ===========   ===========    ===========    ===========

Revenues:
Net premiums earned                           $   455,603    $   392,558   $      (608)   $     5,621    $   853,174
Net investment income                              25,032         24,608         1,512          1,440         52,592
Other revenues                                         --         13,086           327          2,500         15,913
                                              -----------    -----------   -----------    -----------    -----------
     Operating revenues                           480,635        430,252         1,231          9,561        921,679
                                              -----------    -----------   -----------    -----------    -----------

Losses and Expenses:
Losses and loss adjustment expenses               437,358        288,433            --          5,657        731,448
Acquisition expenses                              124,508         66,221            --            927        191,656
Operating expenses                                 10,758         46,895        10,792          2,976         71,421
Dividends to policyholders                             --          6,180            --             --          6,180
                                              -----------    -----------   -----------    -----------    -----------
     Total losses and expenses                    572,624        407,729        10,792          9,560      1,000,705
                                              -----------    -----------   -----------    -----------    -----------

Operating income (loss) before income taxes
     and interest expense                         (91,989)        22,523        (9,561)             1        (79,026)

Interest expense                                       --             --         6,936             --          6,936
                                              -----------    -----------   -----------    -----------    -----------

Pre-tax operating income (loss)               $   (91,989)   $    22,523   $   (16,497)   $         1        (85,962)
                                              ===========    ===========   ===========    ===========

Net realized investment gains                                                                                 10,198
                                                                                                         -----------

Pre-tax loss                                                                                             $   (75,764)
                                                                                                         ===========

1    Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.
2    Formerly known as Caliber One.


                                                          8

                                                PMA Capital Corporation
                                       Statements of Operations - Consolidating
                                         Nine Months Ended September 30, 2002
                                                    (In Thousands)


                                                                 PMA
                                                              Insurance     Corporate      Run-off
                                                 PMA Re         Group       & Other 1     Operations 2   Consolidated
                                              -----------------------------------------------------------------------

Gross Premiums Written                        $   574,973    $   423,446   $      (653)   $   105,477    $ 1,103,243
                                              ===========    ===========   ===========    ===========    ===========

Net Premiums Written                          $   453,169    $   378,727   $      (653)   $    28,752    $   859,995
                                              ===========    ===========   ===========    ===========    ===========

Revenues:
Net premiums earned                           $   386,543    $   309,530   $      (653)   $    31,785    $   727,205
Net investment income                              37,148         27,002          (853)           576         63,873
Other revenues                                         --         10,887           584             --         11,471
                                              -----------    -----------   -----------    -----------    -----------
     Operating revenues                           423,691        347,419          (922)        32,361        802,549
                                              -----------    -----------   -----------    -----------    -----------

Losses and Expenses:
Losses and loss adjustment expenses               271,430        230,549            --         70,981        572,960
Acquisition expenses                               98,137         54,121            --          8,944        161,202
Operating expenses                                 12,222         35,765         8,651         39,933         96,571
Dividends to policyholders                             --          7,476            --             --          7,476
                                              -----------    -----------   -----------    -----------    -----------
     Total losses and expenses                    381,789        327,911         8,651        119,858        838,209
                                              -----------    -----------   -----------    -----------    -----------

Operating income (loss) before income taxes
     and interest expense                          41,902         19,508        (9,573)       (87,497)       (35,660)

Interest expense                                       --             --         1,618             --          1,618
                                              -----------    -----------   -----------    -----------    -----------

Pre-tax operating income (loss)               $    41,902    $    19,508   $   (11,191)   $   (87,497)       (37,278)
                                              ===========    ===========   ===========    ===========

Net realized investment losses                                                                               (20,028)
                                                                                                         -----------

Pre-tax loss                                                                                             $   (57,306)
                                                                                                         ===========

1    Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.
2    Formerly known as Caliber One.

                                                          9

                             PMA Capital Corporation
                                Insurance Ratios
                      Nine Months Ended September 30, 2003

                                                        PMA
                                                     Insurance
                                          PMA Re      Group 1
                                        ---------------------

Ratios - GAAP Basis:


Loss and LAE ratio                          96.0%       73.5%
                                        --------    --------

Expense ratio:
    Acquisition expenses                    27.3%       16.9%
    Operating expenses                       2.4%        9.5%
                                        --------    --------
    Total expense ratio                     29.7%       26.4%
                                        --------    --------

Policyholders' dividend ratio                 NA         1.6%

                                        --------    --------
Combined ratio                             125.7%      101.5%
                                        ========    ========

Net investment income ratio                 -5.5%       -6.3%
                                        --------    --------
Operating ratio                            120.2%       95.2%
                                        ========    ========


1 The operating expense ratio and the combined ratio are computed based on $37.6 million of insurance-related operating expenses.

                             PMA Capital Corporation
                                Insurance Ratios
                      Nine Months Ended September 30, 2002

                                                          PMA
                                                        Insurance
                                              PMA Re     Group 1
                                            --------------------

Ratios - GAAP Basis:


Loss and LAE ratio                              70.2%      74.5%
                                            --------   --------

Expense ratio:
     Acquisition expenses                       25.4%      17.5%
     Operating expenses                          3.2%       8.9%
                                            --------   --------
     Total expense ratio                        28.6%      26.4%
                                            --------   --------

Policyholders' dividend ratio                     NA        2.4%

                                            --------   --------
Combined ratio                                  98.8%     103.3%
                                            ========   ========

Net investment income ratio                     -9.6%      -8.7%
                                            --------   --------
Operating ratio                                 89.2%      94.6%
                                            ========   ========


1 The operating expense ratio and the combined ratio are computed based on $27.5 million of insurance-related operating expenses.

                                       11


                                           PMA Capital Corporation
                                   Statements of Operations - Consolidating
                                    Three Months Ended September 30, 2003
                                                (In Thousands)

                                                              PMA
                                                           Insurance   Corporate    Run-off
                                               PMA Re        Group     & Other 1  Operations 2  Consolidated
                                              --------------------------------------------------------------

Gross Premiums Written                        $ 183,111    $ 169,258   $    (228)   $     239    $ 352,380
                                              =========    =========   =========    =========    =========

Net Premiums Written                          $ 139,770    $ 149,130   $    (228)   $  (3,389)   $ 285,283
                                              =========    =========   =========    =========    =========

Revenues:
Net premiums earned                           $ 153,360    $ 141,967   $    (228)   $  (1,617)   $ 293,482
Net investment income                             7,990        8,134         492          551       17,167
Other revenues                                       --        4,078          69           --        4,147
                                              ---------    ---------   ---------    ---------    ---------
     Operating revenues                         161,350      154,179         333       (1,066)     314,796
                                              ---------    ---------   ---------    ---------    ---------

Losses and Expenses:
Losses and loss adjustment expenses             231,403      105,197          --         (811)     335,789
Acquisition expenses                             39,406       23,815          --           --       63,221
Operating expenses                                4,214       15,732       3,639         (258)      23,327
Dividends to policyholders                           --        2,090          --           --        2,090
                                              ---------    ---------   ---------    ---------    ---------
     Total losses and expenses                  275,023      146,834       3,639       (1,069)     424,427
                                              ---------    ---------   ---------    ---------    ---------

Operating income (loss) before income taxes
     and interest expense                      (113,673)       7,345      (3,306)           3     (109,631)

Interest expense                                     --           --       2,953           --        2,953
                                              ---------    ---------   ---------    ---------    ---------

Pre-tax operating income (loss)               $(113,673)   $   7,345   $  (6,259)   $       3     (112,584)
                                              =========    =========   =========    =========

Net realized investment gains                                                                        1,392
                                                                                                 ---------

Pre-tax loss                                                                                     $(111,192)
                                                                                                 =========

1    Corporate & Other includes the effect of eliminating transactions between the various Insurance
     Operations.
2    Formerly known as Caliber One.

                                                     12


                                           PMA Capital Corporation
                                   Statements of Operations - Consolidating
                                    Three Months Ended September 30, 2002
                                                (In Thousands)

                                                              PMA
                                                           Insurance   Corporate    Run-off
                                                PMA Re       Group     & Other 1  Operations 2  Consolidated
                                              --------------------------------------------------------------

Gross Premiums Written                        $ 186,499    $ 130,510   $    (220)   $   5,517    $ 322,306
                                              =========    =========   =========    =========    =========

Net Premiums Written                          $ 153,862    $ 118,627   $    (220)   $  (3,418)   $ 268,851
                                              =========    =========   =========    =========    =========

Revenues:
Net premiums earned                           $ 135,511    $ 103,190   $    (220)   $  14,250    $ 252,731
Net investment income                             9,239        8,971        (237)         114       18,087
Other revenues                                       --        3,989          68           --        4,057
                                              ---------    ---------   ---------    ---------    ---------
     Operating revenues                         144,750      116,150        (389)      14,364      274,875
                                              ---------    ---------   ---------    ---------    ---------

Losses and Expenses:
Losses and loss adjustment expenses              92,574       78,121          --       10,038      180,733
Acquisition expenses                             33,679       18,039          --        3,672       55,390
Operating expenses                                3,301       11,807       2,303          656       18,067
Dividends to policyholders                           --        1,469          --           --        1,469
                                              ---------    ---------   ---------    ---------    ---------
     Total losses and expenses                  129,554      109,436       2,303       14,366      255,659
                                              ---------    ---------   ---------    ---------    ---------

Operating income (loss) before income taxes
     and interest expense                        15,196        6,714      (2,692)          (2)      19,216

Interest expense                                     --           --         519           --          519
                                              ---------    ---------   ---------    ---------    ---------

Pre-tax operating income (loss)               $  15,196    $   6,714   $  (3,211)   $      (2)      18,697
                                              =========    =========   =========    =========

Net realized investment losses                                                                      (3,868)
                                                                                                 ---------

Pre-tax income                                                                                   $  14,829
                                                                                                 =========

1    Corporate & Other includes the effect of eliminating transactions between the various Insurance
     Operations.
2    Formerly known as Caliber One.

                                                     13


                     PMA Capital Corporation
                        Insurance Ratios
              Three Months Ended September 30, 2003

                                                         PMA
                                                      Insurance
                                           PMA Re      Group 1
                                       ------------------------

Ratios - GAAP Basis:


Loss and LAE ratio                          150.9%       74.1%
                                         --------    --------

Expense ratio:
      Acquisition expenses                   25.7%       16.8%
      Operating expenses                      2.7%        8.9%
                                         --------    --------
      Total expense ratio                    28.4%       25.7%
                                         --------    --------

Policyholders' dividend ratio                  NA         1.5%

                                         --------    --------
Combined ratio                              179.3%      101.3%
                                         ========    ========

Net investment income ratio                  -5.2%       -5.7%
                                         --------    --------
Operating ratio                             174.1%       95.6%
                                         ========    ========


1 The operating expense ratio and the combined ratio are computed based on $12.7 million of insurance-related operating expenses.

                             PMA Capital Corporation
                                Insurance Ratios
                      Three Months Ended September 30, 2002

                                                        PMA
                                                     Insurance
                                           PMA Re     Group 1
                                        ---------------------

Ratios - GAAP Basis:


Loss and LAE ratio                           68.3%      75.7%
                                         --------   --------

Expense ratio:
       Acquisition expenses                  24.9%      17.5%
       Operating expenses                     2.4%       8.4%
                                         --------   --------
       Total expense ratio                   27.3%      25.9%
                                         --------   --------

Policyholders' dividend ratio                  NA        1.4%

                                         --------   --------
Combined ratio                               95.6%     103.0%
                                         ========   ========

Net investment income ratio                  -6.8%      -8.7%
                                         --------   --------
Operating ratio                              88.8%      94.3%
                                         ========   ========


1 The operating expense ratio and the combined ratio are computed based on $8.7 million of insurance-related operating expenses.

                                                       PMA Capital Corporation
                                                  Statements of Operations - PMA Re
                                                    (Dollar Amounts in Thousands)

                              3rd        4th        1st         2nd          3rd         Nine        Nine      % Change   % Change
                            Quarter    Quarter    Quarter     Quarter      Quarter      Months      Months       3rd        Nine
                             2002       2002       2003        2003         2003         2003        2002      Quarter    Months
                           -------------------------------------------------------------------------------------------------------
Gross Premiums Written     $ 186,499  $ 201,814  $ 206,119   $ 227,860   $ 183,111    $ 617,090   $ 574,973     -1.8%       7.3%
                            ========  =========    =======    ========  ==========    =========   =========    ======     ======

Net Premiums Written       $ 153,862  $ 185,870  $ 158,579   $ 172,464   $ 139,770    $ 470,813   $ 453,169     -9.2%       3.9%
                            ========  =========    =======    ========  ==========    =========   =========    ======     ======

Revenues:
Net premiums earned        $ 135,511  $ 164,970  $ 151,239   $ 151,004   $ 153,360    $ 455,603   $ 386,543     13.2%      17.9%
Net investment income          9,239     11,588      8,431       8,611       7,990       25,032      37,148    -13.5%     -32.6%
                            --------  ---------    -------    --------  ----------    ---------   ---------    ------     ------
  Operating revenues         144,750    176,558    159,670     159,615     161,350      480,635     423,691     11.5%      13.4%
                            --------  ---------    -------    --------  ----------    ---------   ---------    ------     ------

Losses and Expenses:
Losses and loss
   adjustment expenses        92,574    167,798    112,675      93,280     231,403      437,358     271,430    150.0%      61.1%
Acquisition expenses          33,679     36,009     35,773      49,329      39,406      124,508      98,137     17.0%      26.9%
Operating expenses             3,301      1,231      2,645       3,899       4,214       10,758      12,222     27.7%     -12.0%
                            --------  ---------    -------    --------  ----------    ---------   ---------    ------     ------
  Total losses and expenses  129,554    205,038    151,093     146,508     275,023      572,624     381,789    112.3%      50.0%
                            --------  ---------    -------    --------  ----------    ---------   ---------    ------     ------

Pre-tax operating income
   (loss)                   $ 15,196  $ (28,480)   $ 8,577    $ 13,107  $ (113,673)     (91,989)     41,902        NM         NM
                            ========  =========    =======    ========  ==========    =========   =========    ======     ======


                                                            PMA Capital Corporation
                                                           Insurance Ratios - PMA Re

                              3rd      4th      1st        2nd        3rd       Nine       Nine       Point Chg.       Point Chg.
                            Quarter  Quarter  Quarter    Quarter    Quarter    Months     Months     3rd Quarter      Nine Months
                             2002     2002     2003       2003       2003       2003       2002    Better (Worse)   Better (Worse)
                           -------------------------------------------------------------------------------------------------------
Ratios - GAAP Basis:

Loss and LAE ratio           68.3%   101.7%    74.5%       61.8%    150.9%      96.0%      70.2%         (82.6)           (25.8)
                             ----    -----     ----        ----     -----      -----       ----          -----            -----

Expense ratio:
     Acquisition expenses    24.9%    21.8%    23.7%       32.7%     25.7%      27.3%      25.4%          (0.8)            (1.9)
     Operating expenses       2.4%     0.8%     1.7%        2.5%      2.7%       2.4%       3.2%          (0.3)             0.8
                             ----    -----     ----        ----     -----      -----       ----          -----            -----
     Total expense ratio     27.3%    22.6%    25.4%       35.2%     28.4%      29.7%      28.6%          (1.1)            (1.1)
                             ----    -----     ----        ----     -----      -----       ----          -----            -----
Combined ratio               95.6%   124.3%    99.9%       97.0%    179.3%     125.7%      98.8%         (83.7)           (26.9)
                             ====    =====     ====        ====     =====      =====       ====          =====            =====

Net investment income ratio  -6.8%    -7.0%    -5.6%       -5.7%     -5.2%      -5.5%      -9.6%          (1.6)            (4.1)
                             ----    -----     ----        ----     -----      -----       ----          -----            -----
Operating ratio              88.8%   117.3%    94.3%       91.3%    174.1%     120.2%      89.2%         (85.3)           (31.0)
                             ====    =====     ====        ====     =====      =====       ====          =====            =====





                                                       PMA Capital Corporation
                                           Statements of Operations - PMA Insurance Group
                                                    (Dollar Amounts in Thousands)

                                     3rd         4th        1st        2nd        3rd          Nine         Nine   % Change % Change
                                   Quarter     Quarter    Quarter    Quarter     Quarter      Months       Months    3rd      Nine
                                    2002        2002       2003       2003        2003         2003         2002    Quarter   Months
                                ----------------------------------------------------------------------------------------------------
Gross Premiums Written            $130,510    $ 91,886    $213,721    $133,968    $169,258    $516,947    $423,446    29.7%    22.1%
                                  ========    ========    ========    ========    ========    ========    ========  ======== =======

Net Premiums Written              $118,627    $ 73,549    $194,239    $119,440    $149,130    $462,809    $378,727    25.7%    22.2%
                                  ========    ========    ========    ========    ========    ========    ========  ========= ======

Revenues:
Net premiums earned               $103,190    $100,736    $116,241    $134,350     141,967    $392,558    $309,530    37.6%    26.8%
Net investment income                8,971       8,611       8,271       8,203       8,134      24,608      27,002    -9.3%    -8.9%
Other revenues                       3,989       3,807       4,431       4,577       4,078      13,086      10,887     2.2%    20.2%
                                  --------    --------    --------    --------    --------    --------    --------  ------     ----
     Operating revenues            116,150     113,154     128,943     147,130     154,179     430,252     347,419    32.7%    23.8%
                                  --------    --------    --------    --------    --------    --------    --------  ------     ----

Losses and Expenses:
Losses and loss adjustment
     expenses                       78,121      77,185      84,035      99,201     105,197     288,433     230,549    34.7%    25.1%
Acquisition expenses                18,039      17,753      19,582      22,824      23,815      66,221      54,121    32.0%    22.4%
Operating expenses                  11,807      12,267      14,950      16,213      15,732      46,895      35,765    33.2%    31.1%
Dividends to policyholders           1,469         111       2,036       2,054       2,090       6,180       7,476    42.3%   -17.3%
                                  --------    --------    --------    --------    --------    --------    --------  ------     ----
     Total losses and expenses     109,436     107,316     120,603     140,292     146,834     407,729     327,911    34.2%    24.3%
                                  --------    --------    --------    --------    --------    --------    --------  ------     ----

Pre-tax operating income          $  6,714    $  5,838    $  8,340    $  6,838    $  7,345    $ 22,523    $ 19,508     9.4%    15.5%
                                  ========    ========    ========    ========    ========    ========    ========  ========= ======



                                                                 18




                                                    PMA Capital Corporation
                                            Insurance Ratios - PMA Insurance Group

                                  3rd         4th        1st        2nd        3rd       Nine     Nine   Point Chg.    Point Chg.
                                Quarter     Quarter    Quarter    Quarter     Quarter   Months   Months  3rd Quarter  Nine Months
                                 2002        2002       2003       2003        2003      2003     2002   Better         Better
                                                                                                         (Worse)       (Worse)
                              ---------------------------------------------------------------------------------------------------
Ratios - GAAP Basis:

Loss and LAE ratio                 75.7%       76.6%       72.3%       73.8%       74.1%       73.5%       74.5%      1.6       1.0
                                   ------     ------      ------       ------     ------      ------      ------    ------    ------
Expense ratio:
     Acquisition expenses          17.5%       17.6%       16.8%       17.0%       16.8%       16.9%       17.5%      0.7       0.6
     Operating expenses             8.4%        9.2%       10.4%        9.6%        8.9%        9.5%        8.9%     (0.5)     (0.6)
                                   ------     ------      ------       ------     ------      ------      ------    ------    ------
     Total expense ratio           25.9%       26.8%       27.2%       26.6%       25.7%       26.4%       26.4%      0.2     --
                                   ------     ------      ------       ------     ------      ------      ------    ------    ------

Policyholders' dividend ratio       1.4%        0.1%        1.8%        1.5%        1.5%        1.6%        2.4%     (0.1)      0.8
                                   ------     ------      ------       ------     ------      ------      ------    ------    ------
Combined ratio                    103.0%      103.5%      101.3%      101.9%      101.3%      101.5%      103.3%      1.7       1.8
                                   ======     ======      ======       ======     ======      ======      ======    ======    ======

Net investment income ratio        -8.7%       -8.5%       -7.1%       -6.1%       -5.7%       -6.3%       -8.7%     (3.0)     (2.4)
                                   ------     ------      ------       ------     ------      ------      ------    ------    ------
Operating ratio                    94.3%       95.0%       94.2%       95.8%       95.6%       95.2%       94.6%     (1.3)     (0.6)
                                   ======     ======      ======       ======     ======      ======      ======    ======    ======

1  The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $8.7 million, $9.3 million, $12.1 million, $12.9 million and $12.7 million for the third and fourth quarters of 2002 and the first, second and third quarters of 2003, respectively.



                                                       PMA Capital Corporation
                                           Statements of Operations - Run-off Operations 1
                                                    (Dollar Amounts in Thousands)

                                     3rd         4th        1st        2nd        3rd          Nine         Nine   % Change % Change
                                   Quarter     Quarter    Quarter    Quarter     Quarter      Months       Months    3rd      Nine
                                    2002        2002       2003       2003        2003         2003         2002    Quarter   Months
                                ----------------------------------------------------------------------------------------------------


Gross Premiums Written           $   5,517   $    (169)  $     110   $     195   $     239   $     544   $ 105,477  -95.7%    -99.5%
                                 =========   =========   =========   =========   =========   =========   =========   ======   ======

Net Premiums Written             $  (3,418)  $ (14,189)  $  (1,704)  $  (1,124)  $  (3,389)  $  (6,217)  $  28,752    0.8%       NM
                                 =========   =========   =========   =========   =========   =========   =========   ======   ======

Revenues:
Net premiums earned              $  14,250   $  (1,672)  $   6,846   $     392   $  (1,617)  $   5,621   $  31,785   NM       -82.3%
Net investment income                  114         564         361         528         551       1,440         576   NM       150.0%
Other revenues                        --          --         2,500        --          --         2,500        --     NM          NM
                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------   ------   ------
     Operating revenues             14,364      (1,108)      9,707         920      (1,066)      9,561      32,361   NM       -70.5%
                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------   ------   ------

Losses and Expenses:
Losses and loss adjustment
     expenses                       10,038       5,715       5,875         593        (811)      5,657      70,981   NM       -92.0%
Acquisition expenses                 3,672       2,020         865          62        --           927       8,944   NM       -89.6%
Operating expenses                     656      (8,839)      2,966         268        (258)      2,976      39,933   NM       -92.5%
                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------   ------   ------
     Total losses and expenses      14,366      (1,104)      9,706         923      (1,069)      9,560     119,858   NM       -92.0%
                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------   ------   ------

Pre-tax operating income (loss)  $      (2)  $      (4)  $       1   $      (3)  $       3   $       1   $ (87,497)  NM          NM
                                 =========   =========   =========   =========   =========   =========   =========   ======   ======



 1   Formerly known as Caliber One.


                                                      PMA Capital Corporation
                                           Statements of Operations - Corporate & Other
                                                   (Dollar Amounts in Thousands)

                                  3rd         4th       1st         2nd       3rd       Nine      Nine        % Change   % Change
                                Quarter     Quarter   Quarter     Quarter   Quarter    Months    Months          3rd       Nine
                                 2002        2002      2003        2003      2003      2003       2002        Quarter     Months
                             ------------------------------------------------------------------------------------------------------
 Gross Premiums Written        $ (220)  $ (10,228)     $ (256)     $ (124)   $ (228)   $ (608)    $ (653)        -3.6%       6.9%
                             ========    ========    ========    ========    ======   =======    =======         ====       ====

 Net Premiums Written          $ (220)     $ (228)     $ (256)     $ (124)   $ (228)   $ (608)    $ (653)        -3.6%       6.9%
                             ========    ========    ========    ========    ======   =======    =======         ====       ====

Revenues:
Net premiums earned            $ (220)     $ (228)     $ (256)     $ (124)   $ (228)   $ (608)    $ (653)        -3.6%       6.9%
Net investment income            (237)        245         582         438       492     1,512       (853)          NM         NM
Other revenues                     68          52          69         189        69       327        584          1.5%     -44.0%
                             --------    --------    --------    --------    ------   -------    -------         ----       ----
  Operating revenues             (389)         69         395         503       333     1,231       (922)          NM         NM
                             --------    --------    --------    --------    ------   -------    -------         ----       ----

Losses and Expenses:
Operating expenses              2,303       1,578       3,311       3,842     3,639    10,792      8,651         58.0%      24.7%
                             --------    --------    --------    --------    ------   -------    -------         ----       ----
  Total losses and expenses     2,303       1,578       3,311       3,842     3,639    10,792      8,651         58.0%      24.7%
                             --------    --------    --------    --------    ------   -------    -------         ----       ----

Operating loss before income
  taxes and interest expense   (2,692)     (1,509)     (2,916)     (3,339)   (3,306)   (9,561)    (9,573)       -22.8%       0.1%

Interest expense                  519       1,639       1,758       2,225     2,953     6,936      1,618           NM         NM
                             --------    --------    --------    --------    ------   -------    -------         ----       ----

Pre-tax operating loss       $ (3,211)   $ (3,148)   $ (4,674)   $ (5,564)   (6,259)  (16,497)   (11,191)       -94.9%     -47.4%
                             ========    ========    ========    ========    ======   =======    =======         ====       ====



                                                  PMA Capital Corporation
                                            Operating Cash Flows - Consolidated
                                                      (In Thousands)

                                           3rd          4th        1st         2nd         3rd         Nine        Nine
                                         Quarter      Quarter    Quarter     Quarter     Quarter      Months      Months
                                           2002         2002       2003       2003        2003        2003        2002
                                       ----------------------------------------------------------------------------------
Receipts:
Premiums and other revenues collected  $ 274,892    $ 272,335  $ 274,221   $ 393,639   $ 319,594    $ 987,454   $ 807,967
Investment income received                19,367       24,706     20,108      27,434      20,079       67,621      67,501
                                       ---------    ---------  ---------   ---------   ---------    ---------   ---------
  Total receipts                         294,259      297,041    294,329     421,073     339,673    1,055,075     875,468
                                       ---------    ---------  ---------   ---------   ---------    ---------   ---------

Disbursements:
Losses and LAE paid:
  Losses and LAE paid - current year      39,288       59,147      6,787      35,305      83,436      125,528      78,980
  Losses and LAE paid - prior year       145,222      113,417    210,892     183,345     139,352      533,589     513,894
                                       ---------    ---------  ---------   ---------   ---------    ---------   ---------
Total losses and LAE paid                184,510      172,564    217,679     218,650     222,788      659,117     592,874
Insurance operating expenses paid         70,963       67,197     78,957     100,177      64,223      243,357     230,436
Policyholders' dividends paid              3,826        1,868      1,627       1,439       2,880        5,946       7,484
Interest on corporate debt                   989          239      2,484         502       3,582        6,568       1,852
                                       ---------    ---------  ---------   ---------   ---------    ---------   ---------
  Total disbursements                    260,288      241,868    300,747     320,768     293,473      914,988     832,646
                                       ---------    ---------  ---------   ---------   ---------    ---------   ---------

  Net other                              (13,914)       9,042     (4,358)      3,373      (6,092)      (7,077)    (34,870)
                                       ---------    ---------  ---------   ---------   ---------    ---------   ---------

Net operating cash flows                $ 20,057     $ 64,215  $ (10,776)  $ 103,678    $ 40,108    $ 133,010     $ 7,952
                                       =========    =========  =========   =========   =========    =========   =========

                                                 PMA Capital Corporation
                                              Operating Cash Flows - PMA Re
                                                     (In Thousands)

                                         3rd         4th         1st        2nd         3rd          Nine       Nine
                                       Quarter     Quarter     Quarter    Quarter     Quarter       Months     Months
                                         2002        2002        2003       2003        2003         2003       2002
                                     ----------------------------------------------------------------------------------
Receipts:
Premiums collected                   $ 151,233   $ 144,418   $ 154,610   $ 256,727   $ 170,802     $ 582,139  $ 415,388
Investment income received               8,847      13,740       9,162      16,007       9,107        34,276     35,451
                                     ---------   ---------   ---------   ---------   ---------     ---------  ---------
  Total receipts                       160,080     158,158     163,772     272,734     179,909       616,415    450,839
                                     ---------   ---------   ---------   ---------   ---------     ---------  ---------

Disbursements:
Losses and LAE paid:
  Losses and LAE paid - current year    14,813      17,895         865       9,701      45,427        55,993     21,304
  Losses and LAE paid - prior year      73,100      58,008     115,870     104,331      73,694       293,895    261,322
                                     ---------   ---------   ---------   ---------   ---------     ---------  ---------
Total losses and LAE paid               87,913      75,903     116,735     114,032     119,121       349,888    282,626
Insurance operating expenses paid       46,030      40,788      39,418      61,197      40,686       141,301    123,772
                                     ---------   ---------   ---------   ---------   ---------     ---------  ---------
  Total disbursements                  133,943     116,691     156,153     175,229     159,807       491,189    406,398
                                     ---------   ---------   ---------   ---------   ---------     ---------  ---------

  Net other                             (3,017)     13,613         660       8,572       1,501        10,733    (26,301)
                                     ---------   ---------   ---------   ---------   ---------     ---------  ---------

Net operating cash flows              $ 23,120    $ 55,080     $ 8,279   $ 106,077    $ 21,603     $ 135,959   $ 18,140
                                     =========   =========   =========   =========   =========     =========  =========

                                                  PMA Capital Corporation
                                        Operating Cash Flows - PMA Insurance Group
                                                      (In Thousands)

                                            3rd         4th        1st         2nd         3rd         Nine        Nine
                                          Quarter     Quarter    Quarter     Quarter     Quarter      Months      Months
                                            2002        2002       2003        2003        2003        2003        2002
                                         --------------------------------------------------------------------------------
Receipts:
Premiums and other revenues collected    $ 128,822   $ 129,911  $ 120,589   $ 138,915   $ 150,684   $ 410,188   $ 342,275
Investment income received                   9,600       9,859      9,340       9,772       9,523      28,635      28,902
                                         ---------   ---------  ---------   ---------   ---------   ---------   ---------
     Total receipts                        138,422     139,770    129,929     148,687     160,207     438,823     371,177
                                         ---------   ---------  ---------   ---------   ---------   ---------   ---------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid - current year     20,323      38,742      5,226      24,316      37,387      66,929      48,675
     Losses and LAE paid - prior year       60,234      40,901     83,269      60,049      57,474     200,792     209,317
                                         ---------   ---------  ---------   ---------   ---------   ---------   ---------
Losses and LAE                              80,557      79,643     88,495      84,365      94,861     267,721     257,992
Insurance operating expenses paid           22,970      21,637     37,212      37,214      22,578      97,004      90,849
Policyholders' dividends paid                3,826       1,868      1,627       1,439       2,880       5,946       7,484
                                         ---------   ---------  ---------   ---------   ---------   ---------   ---------
     Total disbursements                   107,353     103,148    127,334     123,018     120,319     370,671     356,325
                                         ---------   ---------  ---------   ---------   ---------   ---------   ---------

     Net other                              (6,244)      4,338     (5,052)     (1,795)     (8,839)    (15,686)     (5,555)
                                         ---------   ---------  ---------   ---------   ---------   ---------   ---------

Net operating cash flows                 $  24,825   $  40,960  $  (2,457)  $  23,874   $  31,049   $  52,466   $   9,297
                                         =========   =========  =========   =========   =========   =========   =========


                                                            24

                                                  PMA Capital Corporation
                                        Operating Cash Flows - Run-off Operations 1
                                                      (In Thousands)

                                           3rd        4th        1st        2nd        3rd        Nine       Nine
                                         Quarter    Quarter    Quarter    Quarter    Quarter     Months     Months
                                           2002       2002       2003       2003       2003       2003       2002
                                         --------------------------------------------------------------------------

Receipts:
Net premiums collected (paid)            $ (5,163)  $ (1,994)  $   (978)  $ (2,003)  $ (1,892)  $ (4,873)  $ 50,304
Investment income received                    920      1,107      1,606      1,655      1,449      4,710      3,148
                                         --------   --------   --------   --------   --------   --------   --------
     Total receipts                        (4,243)      (887)       628       (348)      (443)      (163)    53,452
                                         --------   --------   --------   --------   --------   --------   --------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid - current year     4,152      2,510        696      1,288        622      2,606      9,001
     Losses and LAE paid - prior year      11,888     14,508     11,753     18,965      8,184     38,902     43,255
                                         --------   --------   --------   --------   --------   --------   --------
Total losses and LAE paid                  16,040     17,018     12,449     20,253      8,806     41,508     52,256
Insurance operating expenses paid           1,963      4,772      2,327      1,766        959      5,052     15,815
                                         --------   --------   --------   --------   --------   --------   --------
     Total disbursements                   18,003     21,790     14,776     22,019      9,765     46,560     68,071
                                         --------   --------   --------   --------   --------   --------   --------

     Net other                             (9,407)     5,784         74        (20)    (2,279)    (2,225)   (11,171)
                                         --------   --------   --------   --------   --------   --------   --------

Net operating cash flows                 $(31,653)  $(16,893)  $(14,074)  $(22,387)  $(12,487)  $(48,948)  $(25,790)
                                         ========   ========   ========   ========   ========   ========   ========


1   Formerly known as Caliber One.

                                                            25

                       This Page Intentionally Left Blank

                                                   PMA Capital Corporation
                                               Statutory Financial Information
                                                   (Dollars in Thousands)

                                      3rd          4th          1st          2nd         3rd          Nine          Nine
                                    Quarter      Quarter      Quarter      Quarter     Quarter       Months        Months
                                      2002         2002         2003         2003        2003 1       2003 1        2002
                                   ----------------------------------------------------------------------------------------
PMA Capital Insurance Company:

    Net premiums written           $  151,262   $  164,377   $  147,687   $  160,985   $  127,460   $  436,132   $  477,103
                                   ==========   ==========   ==========   ==========   ==========   ==========   ==========

    Statutory Ratios:
    Loss and LAE ratio                   68.7%       100.2%        74.0%        58.3%       153.6%        95.5%        70.6%
    Underwriting expense ratio           27.4%        22.6%        25.2%        38.1%        29.0%        31.1%        28.2%
                                   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    Combined ratio                       96.1%       122.8%        99.2%        96.4%       182.6%       126.6%        98.8%
                                   ==========   ==========   ==========   ==========   ==========   ==========   ==========
    Operating ratio                      93.3%       115.7%        89.2%        86.8%       173.1%       116.9%        95.4%
                                   ==========   ==========   ==========   ==========   ==========   ==========   ==========

----------------------------------------------------------------------------------------------------------------------------

PMA Pool 2:

    Net premiums written           $  104,516   $   59,472   $  175,680   $  117,183   $  133,821   $  426,684   $  351,478
                                   ==========   ==========   ==========   ==========   ==========   ==========   ==========

    Statutory Ratios:
    Loss and LAE ratio                   74.6%        77.5%        73.3%        73.6%        74.4%        73.8%        74.7%
    Underwriting expense ratio           22.4%        39.6%        21.5%        28.5%        24.9%        24.5%        23.4%
    Policyholders' dividend ratio         2.8%         0.1%         1.6%         1.6%         1.7%         1.6%         2.6%
                                   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    Combined ratio                       99.8%       117.2%        96.4%       103.7%       101.0%        99.9%       100.7%
                                   ==========   ==========   ==========   ==========   ==========   ==========   ==========
    Operating ratio                      88.7%       107.1%        83.0%        97.9%        94.9%        91.9%        90.6%
                                   ==========   ==========   ==========   ==========   ==========   ==========   ==========


1    Estimated.
2    The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance
     Insurance Company and Pennsylvania Manufacturers Indemnity Company.


                                                             27

                                                PMA Capital Corporation
                                       Statutory Net Premiums Written by Product
                                                     (In Thousands)

                                                    3rd       4th       1st       2nd       3rd       Nine      Nine
                                                  Quarter   Quarter   Quarter   Quarter   Quarter    Months    Months
                                                    2002      2002      2003      2003     2003 1    2003 1     2002
                                                 ---------------------------------------------------------------------
PMA Capital Insurance Company:

   Finite Risk and Financial Products:
      Property                                    $ 22,995  $ 12,223  $ 19,746  $ 33,063  $ 17,394  $ 70,203  $ 87,448
      Casualty                                       6,437    28,697    19,560    43,688    12,246    75,494    83,345
      Other                                          4,738     4,778     1,806     1,977     2,132     5,915    14,229
                                                  --------  --------  --------  --------  --------  --------  --------
   Subtotal - Finite Risk and Financial Products    34,170    45,698    41,112    78,728    31,772   151,612   185,022
                                                  --------  --------  --------  --------  --------  --------  --------

   Treaty Excess of Loss:
      Property                                      23,717    23,199    14,864     9,883    15,624    40,371    35,944
      Casualty                                      39,208    33,203    36,674    25,560    39,151   101,385   124,733
      Other                                          1,555     3,021     2,833     5,067     4,003    11,903     2,503
                                                  --------  --------  --------  --------  --------  --------  --------
   Subtotal - Treaty Excess of Loss                 64,480    59,423    54,371    40,510    58,778   153,659   163,180
                                                  --------  --------  --------  --------  --------  --------  --------

   Treaty Pro-Rata:
      Property                                      10,853    21,259     6,203     7,957     5,871    20,031    30,995
      Casualty                                      37,026    34,637    39,378    27,319    23,545    90,242    82,390
      Other                                            138        83        97        67        92       256       116
                                                  --------  --------  --------  --------  --------  --------  --------
   Subtotal - Treaty Pro-Rata                       48,017    55,979    45,678    35,343    29,508   110,529   113,501
                                                  --------  --------  --------  --------  --------  --------  --------

   Facultative:
      Property                                       2,472       986     1,365     1,381     3,145     5,891     5,657
      Casualty                                       2,123     2,291     5,161     5,023     4,257    14,441     9,743
                                                  --------  --------  --------  --------  --------  --------  --------
   Subtotal - Facultative                            4,595     3,277     6,526     6,404     7,402    20,332    15,400
                                                  --------  --------  --------  --------  --------  --------  --------

   Total - PMA Capital Insurance Company          $151,262  $164,377  $147,687  $160,985  $127,460  $436,132  $477,103
                                                  ========  ========  ========  ========  ========  ========  ========

-----------------------------------------------------------------------------------------------------------------------

PMA Pool 2:

   Workers Compensation & Integrated
      Disability                                  $ 95,943  $ 44,594  $147,425  $ 91,269  $116,397  $355,091  $293,351
   Other Commercial Lines                            8,573    14,878    28,255    25,914    17,424    71,593    58,127
                                                  --------  --------  --------  --------  --------  --------  --------
   Total - PMA Pool                               $104,516  $ 59,472  $175,680  $117,183  $133,821  $426,684  $351,478
                                                  ========  ========  ========  ========  ========  ========  ========


1    Estimated.
2    The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance
     Insurance Company and Pennsylvania Manufacturers Indemnity Company.


                                                          28

                                      PMA Capital Corporation
                                         Statutory Surplus
                                           (In Thousands)

                                    3rd          4th           1st            2nd          3rd
                                  Quarter      Quarter       Quarter        Quarter      Quarter
                                    2002         2002          2003           2003         2003 1
                                 -----------------------------------------------------------------

PMA Capital Insurance Company    $ 518,604     $ 580,151     $ 554,611     $ 581,821     $ 477,391
PMA Pool 2                         255,572       305,533       302,646       304,109       301,684
Caliber One Indemnity Company       26,735        26,844            --            --            --
Eliminations 3                    (282,307)     (332,377)     (302,646)     (304,109)     (301,684)
                                 ---------     ---------     ---------     ---------     ---------
Total                            $ 518,604     $ 580,151     $ 554,611     $ 581,821     $ 477,391
                                 =========     =========     =========     =========     =========


1    Estimated.
2    The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company,
     Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
3    Surplus for PMA Pool and Caliber One Indemnity Company is eliminated as it is included in the statutory surplus of PMA Capital Insurance Company.


                                                 29

                                        PMA Capital Corporation
                                Industry Ratings and Market Information

Transfer Agent and Registrar:                        Securities Listing:
Certificate Transfers and Conversions:               The Corporation's Class A Common Stock is listed
The Bank of New York                                 on the NASDAQ Stock Market?.  It trades under
Receive and Deliver Department - 11 W                the stock symbol: PMACA.
P.O. Box 11002
Church Street Station                                Inquiries:
New York, NY 10286                                   William E. Hitselberger
                                                     Chief Financial Officer
Written Inquiries:                                   215.665.5070
The Bank of New York                                 e-mail: bhitselberger@pmacapital.com
Shareholder Relations Department - 11 E
P.O. Box 11258                                       Investor Relations
Church Street Station                                215.665.5046
New York, NY 10286                                   investorrelations@pmacapital.com

Phone Inquiries:                                     Company Website:
800.524.4458                                         http://www.pmacapital.com

Email Inquiries:
shareowner-svcs@bankofny.com

-----------------------------------------------------------------------------------------------------------------

Financial Strength Ratings (as of 11/6/2003):


                                          A.M. Best                       S&P                        Moody's
                                       ----------------           -----------------             -----------------
PMA Capital Insurance Company          B++  (5th of 16)           BBB- (10th of 21)             Ba1  (11th of 21)
PMA Pool 1                             B++  (5th of 16)           BBB (9th of 21)               Baa2  (9th of 21)

1    The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company,
     Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.




                                                  30